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                                                                    EXHIBIT 10.5

                                 LEASE AGREEMENT

         AGREEMENT entered into as of the first 1st) day of March, 1999, between Cortelco Puerto Rico, Inc., hereinafter called the "Landlord", and Cortelco Systems Puerto Rico, Inc., hereinafter called the "Tenant".

                                    PREAMBLE

         Landlord hereby leases to the Tenant and the Tenant hereby hires from the Landlord certain building space consisting of approximately 19,915 square feet, identified as the area shaded and marked "Premises" on the attached Exhibit A (the "Premises") and which are part of the building identified in said Exhibit A (the "Building"), including ingress and egress to the public roadways as these are depicted on Exhibit A. The premises consist of approximately 12,275 square feet of showroom space and approximately 7,640 square feet of office and administrative space, located at 1550 Ponce de Leon Avenue. The term of this lease shall be for a period of five (5) years commencing on the first (1st) day of March, 1999, hereinafter called "term commencement date" and expiring on the thirty-first (31st) day of March, 2004.

         Provided Tenant is not in default hereunder, it shall have the option to renew the term of this lease for two (2) consecutive periods of one (1) year each, as further specified in Article XXIV hereof.

         Tenant shall pay to Landlord, without demand and without deduction, abatement or set-off in advance on or before the 5th day of each month the sum of $25,308.65 (the "base rent").

         Tenant shall have the right to use forty (40) parking spaces in any of the employees parking lots, and twenty (20) parking spaces in the main building patio to be assigned at Landlord's discretion.

         The parties covenant and agree as follows:

                           ARTICLE I PAYMENT OF RENT;
                                SECURITY DEPOSIT

         The Tenant shall pay the base rent with respect to the Premises and the Parking, as specified above, and an additional rent as set forth in Article XVI below, without any deduction or set-off whatsoever.

                                   ARTICLE II
                                     PURPOSE

         The Premises shall be used and occupied for any legal purpose relating to Tenant's business.
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                                  ARTICLE III
                               ALTERATIONS; SIGNS

         The Tenant shall make no alterations, additions or improvements to the Premises, nor erect any sign on the facade of the Building, without the prior written consent of the Landlord. All such alterations, additions or improvements made by or for the Tenant, shall, when made, be the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or earlier termination of this lease, except that the Tenant shall have the right to remove any alterations installed by Tenant and which can be removed without damaging the Premises. Also, Landlord reserves the right to require the Tenant to remove any such alterations, additions, improvements or signs including, but without limitation, stairs, stair wells, floor coverings and other fixtures installed by or at the request of the Tenant, by giving notice of such election to the Tenant at any time prior to, or not later than ten (10) days after the expiration or earlier termination of this lease, in which event the Tenant, at the Tenant's sole cost and expense, shall remove the items specified on or before such date of expiration or earlier termination of the term of this lease or five (5) days after the giving of such notice, whichever shall be the later, and shall promptly reimburse the Landlord for the cost of restoration of the Premises and of repairing all damage done to the Premises by such removal.

                                   ARTICLE IV
                                  TENANT'S CARE

         The Tenant shall take good care of the Premises and the fixtures therein and at the expiration or earlier termination of this lease will surrender the Premises and fixtures in as good condition as reasonable use will permit, ordinary wear and tear excepted. All injury to the Premises, the Building or the sanitary, electrical, air conditioning or other systems or fixtures thereof caused by moving the property of the Tenant in or out of the Building or resulting from the act or neglect of the Tenant or the employees, servants, agents, licensees, visitors, assigns or undertenant of the Tenant, shall be repaired promptly by and at the expense of the Tenant in a workmanlike manner, and if the Tenant fails to do such work, the same may be done by the Landlord, and the cost thereof shall be payable by the Tenant to the Landlord.

                                   ARTICLE V
                            ORDINANCES AND VIOLATIONS

         The Tenant, at the Tenant's expense, shall promptly execute, fulfill and comply with all laws, rules, orders, ordinances, regulations and requirements of any governmental authority claiming jurisdiction over the Premises and all requirements of any Board of Fire Underwriters,


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or any similar body, to the extent the same or any of them affect the Tenant's occupancy of the Premises, or the business conducted therein. ARTICLE VI
INSURANCE

         1. Tenant will procure and maintain and pay all premiums, fees and charges for the purpose of procuring and maintaining continuously throughout the term of this lease: (a) insurance on the Premises and the improvements thereon against loss or damage by fire or other casualty with endorsements providing what is commonly known as all risk fire and extended coverage, vandalism and malicious mischief insurance, in an amount equal to the full replacement cost thereof, with a deductible of no greater than $5,000; and

                  (b) general liability insurance with respect to the Premises and the Parking with a combined single limit of not less than $2,000,000 for any bodily injury or property damage, with a deductible of no greater than $1,000.00, which insurance specified in (a) and (b) shall name Landlord as an additional insured, with insurers satisfactory to Landlord and authorized to do business in Puerto Rico.

         2. If, because of anything done, caused to be done, permitted or omitted by the Tenant, the premium rate for any kind of insurance affecting the Building shall be increased, the Tenant shall pay to the Landlord the additional amount which the Landlord shall be thereby obligated to pay for such insurance, and if the Landlord shall demand that the Tenant remedy the condition which caused the increase in the insurance premium rate, the Tenant will remedy such condition within five (5) days after such demand. The Tenant shall not do, or cause to be done, or permit on the Premises anything deemed extra hazardous on account of fire. The policies shall contain a clause that the insurer will not cancel or change the insurance policies without first giving Landlord thirty
(30) days prior written notice.

                                  ARTICLE VII
                                    INDEMNITY

         The Tenant shall indemnify and save harmless the Landlord and the agents, servants and employees of the Landlord against and from any and all liability, fines, suits, claims, demands, expenses and actions of any kind or nature arising by reason of injury to person or property occurring in the Premises, the Building or the Parking (as the case may be) occasioned in whole or in part by any act or omission on the part of the Tenant or an employee (whether or not acting within the scope of employment), servant, agent, licensee, visitor, assign or undertenant of the


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Tenant, or by any use or occupancy of the Premises or any breach, violation or non-performance of any covenant in this lease on the part of the Tenant to be observed or performed.

                                  ARTICLE VIII
                      RIGHT OF LANDLORD TO ENTER PREMISES

         The Landlord shall have the right to enter and to grant licenses to others to enter the Premises at any time (a) to examine the Premises, (b) to make repairs, replacements and improvements to the Premises or to the Building or equipment thereof, including the right during the progress of any such work to keep and store within the Premises all necessary materials, tools and equipment (but nothing herein shall obligate the Landlord to make any repairs, replacements or improvements other than as expressly set forth in this lease),
(c) for any purpose which the Landlord may deem necessary for the operation and maintenance of the Building, or (d) to exhibit the Premises to prospective purchasers or mortgagees (and during the last twelve (12) months of the term of this lease, to prospective tenants), and no such entry shall render the Landlord liable to any claim or cause of action for damages by reason thereof.

                                   ARTICLE IX
                       REPAIRS AND ALTERATIONS IN BUILDING

         The Landlord reserves the right to make such repairs, changes, alterations, additions or improvements in or to any portion of the Building and the fixtures and equipment thereof as it may deem necessary or desirable and, for the purpose of making the same, to use the street entrances, halls, stairs and elevators of the Building, provided that there be no unnecessary obstruction of the Tenant's right of entry to the Premises, and the Tenant shall make no claims for compensation or damages against the Landlord by reason of inconvenience or annoyance arising therefrom.

                                    ARTICLE X
                                    UTILITIES

         The cost of all electricity (including that for air conditioning) and all other utilities used by the Tenant in connection with its business on, or occupancy of, the Premises from 8:00 AM to 5:00 PM Mondays through Fridays (excluding legal holidays) (hereinafter "Regular Business Hours" ) shall be for Landlord's account. The cost of all electricity (including that for air conditioning) and all other utilities used by the Tenant in connection with its business on, or occupancy of, the Premises outside Regular Business Hours shall be for Tenant's account.



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                                   ARTICLE XI
                                   MAINTENANCE

         All maintenance and cleaning of the Premises, but excluding any structural repairs to the Building, shall be furnished by and shall be for the account of Tenant. Landlord shall make any required structural repairs necessary to the Building at its own expense and Tenant agrees to notify Landlord promptly of the need for any such repair. The term "structural repairs" shall not be deemed to include water leaks or filtration affecting the walls or ceiling of the Premises.

         Tenant and Landlord have examined and inspected the Premises and Tenant hereby accepts the same in its present condition as of the date of the execution hereof. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Tenant's business.

                                  ARTICLE XII
                            REAL ESTATE TAX INCREASE

         A. For the purpose of this Article the following terms shall have the following meanings: "lease year" shall mean the twelve-month period commencing on the term commencement date, and each twelve-month period thereafter; "real estate taxes" shall mean any and all amounts which become due and payable during a lease year in respect of taxes and assessments, special or otherwise, imposed upon the Building and the lot upon which it is located; "tax base" shall mean the real estate taxes due and payable for the fiscal year from July 1, 1997 to June 30, 1998. If real estate taxes applicable to any lease year are greater than the tax base, the Tenant shall pay as additional rent for such lease year a sum equal to 2.7% of the amount by which real estate taxes are greater than the tax base (hereinafter called "Tenant's tax payment"). In the event real estate taxes applicable to a lease year are greater than the tax base, the Landlord may give the Tenant, within ninety (90) days after the end of such lease year, or within ninety (90) days after Landlord is notified of such tax, notice of Tenant's tax payment for such lease year; provided, however, that if this lease expires or is terminated during such lease year, Tenant's tax payment shall be limited to an amount equal to Tenant's tax payment for such lease year apportioned as of the date of such expiration or termination, and the Tenant shall make payment of Tenant's tax payment or of the same as apportioned within thirty (30) days after the giving of such notice, notwithstanding the fact that this lease has expired or has been terminated prior to the time of the giving of such notice. In the event the Landlord shall receive any refund as a result of a reduction in real estate taxes for any lease year after the first lease year


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and a Tenant's tax payment for such lease year has been made by the Tenant, the
Landlord shall remit to the Tenant a sum equal to 2.7% of the refund received by the Landlord for such lease year, after deducting from such refund all expenses incurred by the Landlord in connection with obtaining the same, including attorneys' fees. At Landlord's option, any additional rent attributable to an increase in real estate taxes, or any decrease in rent due to a decrease in real estate taxes, shall be payable by Tenant, or credited to Tenant, as the case may be, on a monthly basis allocated evenly over the number of months in the lease year, or balance of the lease year if such increase or decrease shall be effective during the middle of a lease year.

         B. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges which are levied against Tenant's alterations and fixtures and which become payable during the term hereof. If any such alterations or fixtures are assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement setting forth the applicable taxes.

         C. During the first and last years of the term hereof, all such taxes and assessments which shall become payable during each of the calendar, fiscal, tax or assessments years, as applicable, shall be ratably adjusted on a per diem basis (based on the area that the Premises bears to the Building) between Landlord and Tenant in accordance with the respective portions of such calendar, fiscal, tax or assessment year.

                                  ARTICLE XIII
                                     DAMAGE

         The Landlord shall not be liable for damage to any proper or injury to any person at any time in the Premises or Building by reason of any action of the elements or arising from water, wind, rain, smoke, steam or electricity which may leak into, or issue or flow from any part of the Building. The Landlord shall not be responsible for any latent defect or change of conditions in the Premises resulting in damage to the same or to the property or persons therein unless due to the negligence of the Landlord, its agents, servants or employees.

                                  ARTICLE XIV
            ASSIGNMENT AND SUBLETTING; LANDLORD'S OPTION TO TERMINATE

         1. Neither the Tenant nor the legal representative of the Tenant shall assign, transfer or mortgage this lease or any interest therein or let or sublet the Premises or any part thereof or permit the Premises or any part thereof to be used by others without the prior written consent of the Landlord in each instance, which consent may be withheld by Landlord at its sole discretion.


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In the event such consent be given, the same shall be deemed to relate solely to the particular assignment, transfer, mortgage, sublease or permission referred to in such consent. Consent shall not be given for a restaurant, or manufacturing business.

         2. In lieu of granting its consent to a subleasing or assignment of this lease, Landlord may, at any time when its consent is requested to an assignment or subleasing, and within fifteen (15) days of the making of such request, notify Tenant that this lease is terminated. Such termination shall take place no less than thirty (30) and no more than sixty (60) days after the date of such notice of termination by Landlord. In the event of such termination, this lease shall upon the date so selected by Landlord terminate as fully and completely as if the term hereof had expired.

                                   ARTICLE XV
                                  SUBORDINATION

         This lease is and shall be subject and subordinate to all mortgages and ground leases which may now or hereafter affect the Building of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, and, although this subordination provision shall be deemed for all purposes to be automatic and effective without any further instrument on the part of the Tenant, the Tenant shall execute any further instrument requested by the Landlord to confirm such subordination.

                                  ARTICLE XVI
                                 ADDITIONAL RENT

         All amounts over and above the base rent payable by the Tenant to the Landlord under the terms of this lease shall be deemed additional rent hereunder and shall be payable to the Landlord upon demand, unless provision is made herein for payment of such amount on a specific date or within a specific time, and, in default of payment, may, at the Landlord's option, be added to and become a part of any subsequent installment of base rent falling due, and the Landlord shall have all the rights and remedies in the event of non-payment thereof as in the case of the base rent.

                                  ARTICLE XVII
          CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS WAIVERS BY TENANT

1. If, during the term of this lease, the Tenant shall (a) apply for, or consent in writing to, the appointment of a receiver, trustee or liquidator of the Tenant or of all or substantially all of its assets, or (b) file a voluntary petition in bankruptcy, or admit in writing its


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inability to pay its debts as they become due, or (c) make a general assignment for the benefit of creditors, or (d) file a petition or an answer seeking reorganization (other than a reorganization not involving the liabilities of the Tenant) or arrangement with creditors, or take advantage of any insolvency law, or (e) file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or, if an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor adjudicating the Tenant a bankrupt or insolvent, or approving a petition seeking reorganization of the Tenant (other than a reorganization not involving the liabilities of the Tenant) or appointment of a receiver, trustee or liquidator of the Tenant or, of all or substantially all its assets, and such order, judgment or decree shall continue uncontested and in effect for any period of sixty (60) consecutive days, the Landlord may, at its option, give to the Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of service of such notice, and at the expiration of said five (5) days, the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term, and the Tenant will then quit and surrender the Property to the Landlord, but the Tenant shall remain liable as hereinafter provided.

         2. If, during the term of this lease, (a) the Tenant shall default in fulfilling any of the covenants of this lease (other than the covenants for the payment of base rent and additional rent payable by the Tenant hereunder), or
(b) the Property shall be left vacant or unoccupied or be deserted for a period of fifteen (15) days, or (c) this lease, without the prior written consent of the Landlord shall be assigned or transferred in any manner or shall, by operation of law, pass to or devolve upon any third party, the Landlord may give to the Tenant notice of any such default or the happening of any event referred to above and if at the expiration of thirty (30) days after the service of such a notice the default or event upon which said notice was based shall continue to exist, or in the case of a default which cannot with due diligence be cured within a period of thirty (30) days, if the Tenant fails to proceed promptly after the service of such notice and with all due diligence to cure the same and thereafter to prosecute the curing of such default with all due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within thirty (30) days that the time of the Tenant within which to cure the same shall be extended for such period as may be necessary to complete the same with all due diligence), the Landlord may give to the Tenant a notice of intention to end the term of this lease


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at the expiration of five (5) days from the date of the service of such second notice, and at the expiration of said five (5) days the term of this lease and all right, title and interest of the Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term, and the Tenant will then quit and surrender the Property to the Landlord, but the Tenant shall remain liable as hereinafter provided.

         3. If the Tenant shall default in the payment of the base rent or additional rent, or any part of the same and such default shall continue for three (3) days after notice thereof by the Landlord or if this lease shall terminate as in subdivision 1 or subdivision 2 of this Article provided, the Landlord or the Landlords agents and servants may immediately or at any time thereafter re-enter the Property and remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law, or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Property with all additions, alterations and improvements. Upon the termination of this lease by reason of the happening of any of the events herein above described in subdivision 1 or subdivision 2 of this Article, or in the event of the termination of this lease by summary dispossess proceedings or under any provisions of law now or at any time hereafter in force, by reason of, or based upon, or arising out of a default under or breach of this lease on the part of the Tenant, or upon the Landlord recovering possession of the Property in the manner or in any of the circumstances hereinbefore mentioned, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default under or breach of this lease on the part of the Tenant, the Landlord may, at its option, at any time, and from time to time, relet the Property or any part or parts thereof for the account of the Tenant or otherwise on such terms as the Landlord may elect, including the granting of concessions, and receive and collect the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred in recovering possession of the Property, including legal expenses, and for putting the same into good order or condition or preparing or altering the same for re-rental, and expenses, commissions and charges paid, assumed, or incurred by the Landlord in and about the reletting of the Property, and then to the fulfillment of the covenants of the Tenant hereunder. Any such reletting herein provided for may be for the remainder of the term of this lease or for a longer or shorter period. In any such case and whether or not the Property or any part thereof be relet, the Tenant shall pay to the Landlord


                                       9

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the base rent and additional rent required to be paid by the Tenant up to the time of such termination of this lease, or of such recovery of possession of the Property by the Landlord, as the case may be, and thereafter the Tenant covenants and agrees, if required by the Landlord, to pay to the Landlord until the end of the term of this lease as originally demised the equivalent of the amount of all the base rent and additional rent reserved herein, less the net avails of reletting, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is to say, upon each of such rent days the Tenant shall pay to the Landlord the amount of the deficiency then existing. In any such circumstances the Landlord shall have the election, in place and stead of holding the Tenant so liable, forthwith to recover against the Tenant as damages for loss of the bargain and not as a penalty, an aggregate sum which, at the time of such termination of this lease, or of such recovery of possession of the Property by the Landlord, as the case may be, represents the then present worth of the excess, if any, of the aggregate of the base rent and additional rent that would have accrued for the balance of the term over the aggregate rental value of the Property for the balance of such term, unless any statute or rule of law governing the proceeding in which such damages are to be proven shall limit the amount allowed on such claim, in which case the Landlord shall be entitled as and for liquidated damages by reason of such breach and termination of this lease, the maximum amount which may be allowed by or under such statute or rule of law. In computing the additional rent that would have accrued for the balance of the term, the annual amount of the additional rent shall be deemed to be an amount equal to the average of the annual amounts paid by the Tenant pursuant to
Article XVI hereof for the three years preceding the year in which such termination occurs, or for such lesser period of time as this lease may have been in effect prior to such termination. Nothing herein contained shall limit or prejudice the Landlord's right to prove and obtain as liquidated damages arising out of such breach or termination the maximum amount allowed by any statute or rule of law which may govern the proceedings in which such damages are to be proved whether or not such an amount be greater, equal to, or less than the amount of the excess of the base rent and additional rent over the rental value referred to above.

         4. The Tenant hereby expressly waives the service of notice of intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives any and all rights of redemption in case the Tenant shall be dispossessed by a judgment or by warrant of any court judge.


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         The Tenant also waives any and all right to a trial by jury in any matter arising out of or in connection with this lease or the right to assert a counterclaim in any summary proceedings which may be instituted by the Landlord. The terms "enter" and "re-enter", as used in this lease are not restricted to their technical legal meaning. All of the covenants of the Tenant shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance. In the event any proceedings are brought against the Tenant for non-payment of base rent or additional rent, or as a result of termination of this lease, and whether or not such proceedings shall be discontinued as a result of the Tenant paying such base rent or additional rent, the Tenant will pay to the Landlord as a liquidated amount without necessity of further liquidation or approval by the court, ten percent (10%) of the amount claimed to be due from Tenant, if any, but in no ever/' less than $1,000.00, for payment of Landlord's court costs, expenses, and attorneys' fees. Said amount shall be due and payable upon the mere commencement by Landlord of said judicial proceedings against Tenant.

                                 ARTICLE XVIII
                               LANDLORD'S REMEDIES

         In the event the Tenant shall default in the performance of any of the terms, covenants or provisions herein contained, the Landlord may, at its sole option, perform the same for the account of the Tenant and any amount paid or expense incurred by the Landlord in the performance of the same shall be repaid by the Tenant on demand. In the event of a breach or threatened breach by the Tenant or any subtenant or other person holding claim or claiming under the Tenant of any of the covenants, conditions or provisions hereof, the Landlord shall have the right of injunction to restrain the same, and the right to invoke any remedy allowed by law or in equity, as if specific remedies, indemnity or reimbursement were not herein provided for. The rights and remedies given to the Landlord in this lease are distinct, separate and cumulative, and no one of them, whether or not exercised by the Landlord, shall be deemed to be a waiver, or in exclusion, of any of the others.

                                  ARTICLE XIX
                             FIRE OR OTHER CASUALTY

         If the Premises shall be damaged by fire or other casualty, then Tenant shall have the option to be exercised within sixty (60) days after such event, to:

                  (a) Repair or restore the Premises; or


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                  (b) terminate this lease (provided the fire or casualty is not attributable to Tenant's negligence, acts or omissions) by notice to Landlord, which termination shall be deemed to be effective as of the date of the fire or casualty. If Tenant terminates this Lease pursuant to this section, Tenant will surrender possession of the Property to Landlord immediately, free and clear of all liens, mortgages and encumbrances created by or through Tenant, and assign to Landlord (or, if the same has already been received by Tenant, pay to Landlord) all of its right, title and interest in all of the proceeds from Tenant's insurance upon the Premises. If the Building be so damaged that the Landlord shall decide to demolish and/or to reconstruct the Building, the Landlord may terminate this lease by notifying the Tenant within a reasonable time after such damage of the Landlord's election to terminate this lease, such termination to be effective immediately if the term shall not have commenced or on a date to be specified in such notice if during the term. In the event of the giving of such notice during the term of this lease, the rent shall be apportioned and paid up to the time of such fire or other casualty if the Premises are damaged, or up to the specified date of termination if the Premises are not damaged.

                                   ARTICLE XX
                                  CONDEMNATION

         If the Premises, or any part thereof, or any interest therein, be taken by virtue of eminent domain or for any public or quasi-public use or purpose, this lease and the estate hereby granted shall terminate as of the date of such taking. If any part of the Building other than the Premises be so taken the Landlord shall have the right to terminate this lease at the date of such taking or within six (6) months thereafter by giving the Tenant thirty (30) days' prior notice of the date of such termination. The Landlord shall be entitled to the whole of any awards which may be paid or made in connection with any such taking, and the Tenant shall not be entitled to any of such awards, hereby expressly assigning to the Landlord any and all right, title and interest of the Tenant now or hereafter arising in and to any of such awards.

                                  ARTICLE XXI
                                 QUIET ENJOYMENT

         The Tenant, on paying the rent and additional rent an keeping and performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the term aforesaid, subject, however, to the terms of this lease and to the mortgages (if any) hereinbefore mentioned.



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                                  ARTICLE XXII
                                     NOTICES

         Any statement or notice to, or demand on, the Tenant shall be deemed given when mailed by certified or registered mail addressed to the Tenant at the premises or when left upon the Premises, and any statement or notice to, or demand on, the Landlord shall be deemed given when mailed by certified or registered mail addressed to the Landlord at the following address if to Tenant:
1550 Ponce de Leon Ave, San Juan, Puerto Rico 00926, attention: Mr. Sergio Moren, President, and if to Landlord, P.O. Box 363665, San Juan, Puerto Rico 00936-3665, attention: Mr. Francisco Sanchez, Vice President & Treasurer, or such other address as the parties from time to time shall designate by written notice.

                                 ARTICLE XXIII
                       NO REPRESENTATIONS - MODIFICATIONS

         The Tenant has hired the Premises after examination thereof and without representation on the part of the Landlord. No representative or agent of the Landlord is authorized to make representations in reference thereto or to vary or modify this agreement in any way and no right of the Landlord can be waived except in writing duly signed by the Landlord. The receipt by the Landlord of base rent or any other sum payable by the Tenant with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no act or omission of the Landlord or its agent during the term of this lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless it be made in writing and subscribed by the Landlord.

         This lease contains all the agreements and conditions made between the parties hereto with respect to the Premises and this lease cannot be changed orally, but any additions to or changes in this lease must be in writing signed by the party to be charged.

                                  ARTICLE XXIV
                                 OPTION TO RENEW

         Tenant is hereby granted two (2) consecutive one (1) year options to extend this lease upon the same terms and conditions contained herein (except for the rent which shall be increased by 3% per year during each option year) provided, however, that no default of which Landlord has notified Tenant exists at the time of exercise any such options and remains uncured, unless Landlord waives the existence of such default in writing. Such options shall be exercised by written notice to Landlord not less than ninety (90) days prior to the expiration of the initial term or the then current option term, as appropriate.


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
                                  ARTICLE XXV
                                  HOLDING OVER

         This Lease shall automatically terminate and be of no further force or effect upon the expiration of the term or the expiration of the term of the options (as the case may be) and any holding over by Tenant after such expiration shall not constitute a renewal hereof or provide Tenant with any rights hereunder except that Tenant shall be deemed to be in possession of the Property on a month to month tenancy commencing on the first day following the expiration of this lease and a tenant at sufferance of Landlord. Any such tenancy shall be subject to the terms and conditions herein contained, except that the monthly rent for the Premises shall be equal to double the monthly rent as of the date of expiration of the term (or options as the case may be) and said tenancy may be terminated at any time upon thirty (30) days' written notice by Landlord to Tenant. The acceptance of rent under the provisions of this
Article XXV, shall not, however, be construed as a waiver by Landlord of any rights under this Lease.

                                  ARTICLE XXVI
                                 ARTICLE TITLES

         The parties agree that the article titles are inserted only as a matter of convenience and shall in no way define, limit or otherwise affect the scope or intent of the particular articles to which they refer.

                                 ARTICLE XXVII
                                  SEVERABILITY

         The Articles and provisions of this Agreement are independent of and separable from each other, and no Article or provision shall be affected or rendered invalid or unenforceable by virtue of the fact that, for any reason, any other Article or provision may be invalid or unenforceable in whole or in part.

         IN WITNESS WHEREOF, the parties have executed this agreement on the date first set forth above in San Juan, Puerto Rico.


                                              CORTELCO PUERTO RICO, INC.



                                              /s/ Francisco Sanchez
                                              ----------------------------------
                                              By:  Francisco Sanchez



                                              CORTELCO SYSTEMS PUERTO RICO, INC.



                                                 /s/ Sergio Moren
                                              ----------------------------------
                                              By:  Sergio Moren



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